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                                 Exhibit 10.10

                            401 NORTH BROAD STREET
                          PHILADELPHIA, PENNSYLVANIA

                              AMENDMENT TO LEASE

     AMENDMENT TO LEASE made as of this _____ day of March, 1997, by and between BROAD AND NOBLE ASSOCIATES, INC., having its principal office at 401 North
Broad Street, Philadelphia, Pennsylvania 19108 ("Landlord") and SUNGARD SERVICES COMPANY, having its principal office at 1285 Drummers Lane, Wayne, Pennsylvania 19087 ("Tenant").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, reference is made to the Agreement of Lease, dated September 1, 1986 for certain space on the Mezzanine (the "Mezzanine"), and the Agreement of Lease, dated April 12, 1984 for certain space on the sixth (6th) floor (the "Sixth Floor"), and the Amendment to Lease, dated October 1989 for certain space on the seventh (7th) floor (the "Seventh Floor"), the Amendment to Lease dated September 30, 1991, for certain other space on the seventh (7th) floor (the "Seventh Floor First Expansion Space"), and the Amendment to Lease, dated November 19, 1992, for certain other space on the seventh (7th) floor (the "Seventh Floor Second Expansion Space", the "Seventh Floor Third Expansion Space", and "All Remaining Seventh Floor Space"), and the Amendment to Lease, Dated November 22, 1996, for certain space on the eighth (8th) floor (the "Suite 816"), and the Amendment to Lease, dated December 23, 1996, for certain space on the eighth (8th) floor (the "Eighth Floor First Expansion Space" and the "Eighth Floor Second Expansion Space"), with the respective Riders attached thereto (hereinafter collectively referred to as the "Leases"), demising certain premises in the building known as 401 North Broad Street, Philadelphia, Pennsylvania (the "Building"); and

     WHEREAS, Tenant finds the present space inadequate for its needs; and

     WHEREAS, Landlord is willing to accommodate expansion requirements of Tenant on the tenth (10th) floor of Building.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. (a) Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord 7,500 square feet of space, located on the tenth floor of 401 North Broad Street, Philadelphia, Pennslyvania (the "Tenth Floor First Expansion Space") as shown on the Tenth Floor plan, marked as area 1, attached hereto and made a part hereof as Exhibit "A", for a term beginning March 1, 1997 and ending December 31, 2004; and (b) Landlord hereby leases to Tenant and Tenant hereby hires from Landlord an additional 6,500 square feet of space located on the tenth floor of 401 North Broad Street, Philadelphia, Pennsylvania (the "Tenth Floor Second Expansion Space"), as shown on the Tenth Floor plan, marked as area 2, attached hereto and made a part hereof as Exhibit "A", for a term beginning January 1, 1998 and ending December 31, 2004, all on the same terms and conditions as are in existence for the Sixth Floor, Mezzanine, Seventh Floor, Suite 816, and Eighth Floor Leases except as modified by and as specifically set forth in this Amendment. Tenant will have access to and the right to condition, improve,

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fixture, alter, decorate and the like, the entire space, and not just the Tenth
Floor First Expansion Space, immediately.

     2. For the period commencing March 1, 1997 and expiring December 31, 1997 Tenant shall pay, as basic rent for the Tenth Floor First Expansion Space, the sum of fifty-six thousand two hundred fifty and 00/100 dollars ($56,250.00) annually, payable in equal monthly installments, in advance, of four thousand six hundred eighty-seven and 50/100 dollars ($4,687.500) each; and, for the period commencing January 1, 1998 and expiring December 31, 2004 Tenant shall pay, as basic rent for the Tenth Floor First Expansion Space and the Tenth Floor Second Expansion Space, the sum of one hundred five thousand and 00/100 dollars ($105,000.00) annually, payable in equal monthly installments, in advance, of eight thousand seven hundred fifty and 00/100 dollars ($8,750.00) each.

     3. With respect to the Tenth Floor First Expansion Space and the Tenth Floor Second Expansion Space only, Paragraphs 3(b) and 3(c) of the Leases are hereby amended to provide that the Base Real Estate Taxes and Base Operating Charges for these tenth floor expansion spaces shall each be based on the calendar year 1997. The percentage of increases in the Real Estate Taxes and increases in the Operating Costs over the base year allocable to these expansion spaces will be "one and eight one hundredths of a percent" (1.08%). The method of computation will be the same as stated in Paragraphs 3(b) and 3(c) of the Leases.

     4. Landlord hereby grants Tenant the "Right of First Offer" on the adjoining 18,294 square feet of office space. If, during the term of this Lease, Landlord shall receive a bona fide letter of intent acceptable to it for the leasing of the adjoining 18,294 square feet, or any part thereof ("Right of First Offer Space"). Tenant shall have a continuing right to lease the same upon the terms and conditions as are contained in the said offer, such right to be exercised in the manner provided for herein. Landlord shall notify Tenant in writing of the receipt of such letter, together with a copy thereof. Within seven (7) business days after the receipt of such notice (such time to be of the essence) Tenant shall, if it desires to lease the space, deliver to Landlord Tenant's letter binding Tenant to make such lease on such terms. Tenant's failure to make and deliver such letter within such seven (7) business days shall result in the termination of this Right of First Offer and Landlord may consummate the transaction in accordance with the terms of the bona fide letter of intent submitted to Tenant. If Tenant delivers such letter, Landlord and Tenant shall thereafter negotiate in good faith a lease amendment containing, inter alia, the terms contained in the bona fide letter of intent. However, if a lease agreement is not executed under the bona fide letter of intent Landlord shall be obligated to follow the procedures and provisions of this Paragraph 4 with respect to any subsequent bona fide letter of intent to lease the Right of First Offer Space acceptable to Landlord.

     5. Tenant shall have the right to the non-exclusive use, in common with other Tenants, of the transformer located on the 10th floor and Tenant shall be charged at the General Service Rate for all electricity consumed in this expansion space, and acknowledges that the transformer being used to provide electrical current to the space may be jointly used by other tenants of the Building.

     6. Except as herein expressly modified, all of the terms, covenants and conditions of the Leases shall remain in full force and effect.

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     IN WITNESS WHEREOF, THE PARTIES HAVE DULY EXECUTED THIS Amendment to Lease
as of the day and year first above written.

BROAD AND NOBLE ASSOCIATES, INC.

     a ______________________ corporation

                              By:  /s/ Allan Stillman
                                  ----------------------------------------
                                  Title:

                                                       (Corporate Seal)

                              SUNGARD SERVICES COMPANY

                              By:  /s/ William J. Flounders
                                  ----------------------------------------
                                  Title: SR. VP Finance, Chief Financial Officer


                              Attest: /s/ Paul Loveland Jr.
                                     -------------------------------------
                                     Title: Assistant Controller

                                                       (Corporate Seal)

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                                    CONSENT
                                    -------

     The following parties hereby acknowledge, consent and agree to all of the terms and conditions contained in the Amendment to Lease for 401 North Broad Street, Philadelphia, PA, dated as of March ___, 1997 between Broad and Noble Associates, Inc., as Landlord, and SunGard Services Company, as Tenant, to which this Consent is attached, for all purposes contained in the Leases, as that term is defined in the attached Amendment to Lease, and for all purposes contained in each and every Subordination, Non-Disturbance and Attornment Agreement, and all amendments thereto, executed by any of the undersigned in favor of Tenant.

                                             OWNER AND MASTER LESSOR
                                             -----------------------

                                             Gerald S. Kaufman, Nominee for
                                             Nathan P. Jacobs, Samuel A.
                                             Seaver, Philip Kessler and
                                             Arthur S. Mandelbaum



                                             /s/ Gerald S. Kaufman, Nominee
                                             -----------------------------------
                                             Gerald S. Kaufman, Nominee


                                             FIRST MORTGAGEE:
                                             ----------------

                                             Jacobs Family, LLC and The
                                             Nathan P. Jacobs Foundation


                                             By:  [SIGNATURE ILLEGIBLE]
                                                --------------------------------

                                             By:________________________________


                                             MASTER LESSEE:
                                             --------------

                                             440 East 62nd Street Co., a
                                             New York limited partnership,
                                             by its sole general partner,
                                             Allan Stillman


                                             /s/ Allan Stillman, Gen Partner
                                             -----------------------------------
                                             Allan Stillman, Gen Partner


                                             LEASEHOLD MORTGAGEE:
                                             --------------------

                                             401 North Associates, an
                                             Illinois limited partnership,
                                             by its Authorized General
                                             Partner General S. Kaufman


                                             /s/ Gerald S. Kaufman, Gen Partner
                                             -----------------------------------
                                             Gerald S. Kaufman, Gen Partner

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                             SUNGARD PHILADELPHIA
                                  10TH FLOOR

                           [FLOOR PLAN APPEARS HERE]